UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

PharMerica Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33380	87-0792558
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 Campus Place

Louisville, Kentucky 40299

(Address of Principal Executive Offices)

(502) 627-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of PharMerica Corporation, a Delaware corporation (the “Company”), was held on November 9, 2017 to vote on the following matters: (i) a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of August 1, 2017, by and among the Company, Phoenix Parent Holdings Inc., a Delaware corporation (“Parent”), and Phoenix Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”), (ii) a proposal to approve, on an advisory (non-binding) basis, specified compensation that may be paid or become payable to the named executive officers of the Company in connection with the Merger and (iii) a proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.

As of the close of business on September 28, 2017, the record date for the Special Meeting, there were 31,118,927 shares of the Company’s common stock issued and outstanding and entitled to vote at the Special Meeting. 24,675,757 shares of the Company’s common stock were represented in person or by proxy at the Special Meeting, constituting a quorum. A summary of the voting results for the proposals is set forth below:

Proposal 1: Adoption of the Merger Agreement

The Company’s stockholders adopted the Merger Agreement. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,626,679	17,189	31,889	-

Proposal 2: Approval, on an Advisory (Non-Binding) Basis, of Specified Compensation Payable to Named Executive Officers in Connection with the Merger

The Company’s stockholders approved on an advisory (non-binding) basis, specified compensation that may be paid or become payable to the named executive officers of the Company in connection with the Merger. The following are the tabulated votes “For” and “Against” this proposal, as well as the number of “Abstentions” and “Broker Non-Votes”:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
23,680,867	950,431	44,459	-

Proposal 3: Adjournment of the Special Meeting

Because the Company’s stockholders adopted the Merger Agreement, the vote on the proposal to approve the adjournment of the Special Meeting from time to time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement was not called.

Item 8.01.	Other Events.

On November 9, 2017, the Company issued a press release announcing the results of the Special Meeting. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by PharMerica Corporation, dated November 9, 2017.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by PharMerica Corporation, dated November 9, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2017

PharMerica Corporation

By:	/s/ Thomas Caneris
	Name:	Thomas Caneris
	Title:	Senior Vice President, General Counsel and Secretary